UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 1, 2010, Excel Trust Inc. (the “Company”), through its operating partnership subsidiary, Excel Trust, L.P. (the “Operating Partnership”), completed the acquisition of Brandywine Crossing Shopping Center (“Brandywine Crossing”), a 197,884 square foot shopping center located in Brandywine, Maryland, from Faison-Brandywine, LLC for approximately $45.1 million in cash (excluding closing costs). Major tenants include Safeway, Marshalls, and Jo-Ann Fabrics.

On October 1, 2010, the Company, through the Operating Partnership, completed the acquisition of Rosewick Crossing Shopping Center (“Rosewick Crossing”), a 116,009 square foot retail shopping center located in La Plata, Maryland, from Faison-Rosewick, LLC for approximately $24.9 million in cash (excluding closing costs). Major tenants include Giant Food.

The Company funded the purchase prices for Brandywine Crossing and Rosewick Crossing with proceeds from the Company’s initial public offering and borrowings under its unsecured line of credit.

Item 7.01	Regulation FD Disclosure.

On October 4, 2010, the Company issued a press release announcing the acquisitions of Brandywine Crossing and Rosewick Crossing. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(b) Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Brandywine, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

10.2	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Rosewick, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

99.1	Press Release issued by Excel Trust, Inc. on October 4, 2010.

(1)	Incorporated herein by reference to Excel Trust Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2010

Excel Trust, Inc.

By:	/S/ S. ERIC OTTESEN
S. Eric Ottesen
General Counsel

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Brandywine, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

10.2	Purchase and Sale Agreement and Joint Escrow Instructions between Faison-Rosewick, LLC and Excel Trust, L.P. dated September 3, 2010. (1)

99.1	Press Release issued by Excel Trust, Inc. on October 4, 2010.

(1)	Incorporated herein by reference to Excel Trust Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2010.